UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACXIOM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of the Acxiom Marketing Solutions (“AMS”) business of Acxiom Corporation (the “Company”) by The Interpublic Group of Companies, Inc. (“IPG”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of July 2, 2017, by and among the Company, IPG, LiveRamp, Inc., a wholly owned subsidiary of the Company and Acxiom Holdings, Inc., a wholly owned subsidiary of the Company:

(i)	PowerPoint Slides for Stockholders of Acxiom Corporation.

The item listed above was first used or made available on September 10, 2018.

BUSINESS STRATEGY • • COMPENSATION PHILOSOPHY • • WE ARE ASKING FOR YOUR SUPPORT ON ALL MANAGEMENT PROPOSALS – INCLUDING: • •BUSINESS STRATEGY • • COMPENSATION PHILOSOPHY • • WE ARE ASKING FOR YOUR SUPPORT ON ALL MANAGEMENT PROPOSALS – INCLUDING: • •

FY18 REVENUE FY18 SEGMENT T OT AL: $917M FY2018 BUSINESS HIGHLIGHTS GROSS MARGINS • • • • 2 SHAREHOLDER RETURN - $40 - $35 $30 • $25 $20 $15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18FY18 REVENUE FY18 SEGMENT T OT AL: $917M FY2018 BUSINESS HIGHLIGHTS GROSS MARGINS • • • • 2 SHAREHOLDER RETURN - $40 - $35 $30 • $25 $20 $15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18

Sale of AMS THREE DIVISION STRUCTURE LIVERAMP & ACXIOM MARKETING SOLUTIONS ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ 4Sale of AMS THREE DIVISION STRUCTURE LIVERAMP & ACXIOM MARKETING SOLUTIONS ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ 4

› › › › $420 $375 $286 $255 $202 $193 $140 › $68 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 YTD 5› › › › $420 $375 $286 $255 $202 $193 $140 › $68 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 YTD 5

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Median: 37% Median: 31% 49% 48% (1) (2) 32% 32% 32% 32% 39% 30% 27% 37% 36% 34% 33% 25% 24% 28% TradeDesk Twilio LiveRamp Okta Zendesk Yext HubSpot SendGrid LiveRamp Okta TradeDesk Yext Zendesk Twilio SendGrid HubSpot Median: 11.5x Median: 8.8x 14.1x 13.8x 13.0x 10.6x 10.5x 10.2x 11.5x 10.3x 10.0x 8.8x 8.0x 8.3x 8.2x 6.2x Okta TradeDesk Twilio Zendesk HubSpot SendGrid Yext Okta TradeDesk Twilio Zendesk HubSpot SendGrid Yext (1) LiveRamp growth of 39% is consensus estimate for FY2019 growth ex. FB revenue; (2) ) LiveRamp growth of 32% is consensus estimate for FY2020 growth ex. FB revenue. 7 Source: FactSet consensus estimates as 9/4/18Median: 37% Median: 31% 49% 48% (1) (2) 32% 32% 32% 32% 39% 30% 27% 37% 36% 34% 33% 25% 24% 28% TradeDesk Twilio LiveRamp Okta Zendesk Yext HubSpot SendGrid LiveRamp Okta TradeDesk Yext Zendesk Twilio SendGrid HubSpot Median: 11.5x Median: 8.8x 14.1x 13.8x 13.0x 10.6x 10.5x 10.2x 11.5x 10.3x 10.0x 8.8x 8.0x 8.3x 8.2x 6.2x Okta TradeDesk Twilio Zendesk HubSpot SendGrid Yext Okta TradeDesk Twilio Zendesk HubSpot SendGrid Yext (1) LiveRamp growth of 39% is consensus estimate for FY2019 growth ex. FB revenue; (2) ) LiveRamp growth of 32% is consensus estimate for FY2020 growth ex. FB revenue. 7 Source: FactSet consensus estimates as 9/4/18

• • • •• • • •

Key Features of Our Equity Plan Proposal

The purpose of our equity plan is to align long-term incentive compensation with our business strategies and with shareholders' interests, and to recruit and retain top talent

- We are requesting shareholders approve an increase in the number of shares available under the 2005 Equity Plan by 5,000,000 shares
- We expect the share authorization to provide us with enough shares for awards for up to four years
- Equity compensation will incentivize employees through our business transformation, and attract new personnel to grow and invigorate the LiveRamp brand
- High growth SaaS companies use equity compensation as an important tool in recruiting, retaining, and motivating highly skilled and critical employee talent
- Our new total share reserve would represent ~13.0% funding at the time of the sale of AMS, which approximates the 50th percentile of recent IPO companies
- As ACXM transforms to become a best-in-class SaaS Business, we will need to increasingly rely on equity compensation to remain competitive with SaaS peers

Plan features designed to serve shareholders' interests and incorporate sound governance practices

- ✓ No automatic share replenishment or evergreen provisions (common in IPOs)
- ✓ No discounted options or SARS
- ✓ No repricing of options or SARs without shareholder approval
- ✓ No liberal share counting or "recycling" of shares
- ✓ No liberal change in control definition

This amendment will enable ACXM to continue to provide competitive equity-based awards as our business continues to transform

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Strong link between pay and performance, with consistent, understandable Clawback policy for incentive compensation ✓ ✓ performance measures Policies against short sales, hedging and pledging of stock ✓ Emphasis on long-term incentives with three-year performance periods ✓ No repricing of stock options ✓ NEOs are subject to stock ownership guidelines ✓ Limited perquisites and retirement benefits ✓ Double-trigger change-in-control agreements ✓ The Compensation Committee engages an independent compensation ✓ No excise tax gross-ups consultant ✓ Grant performance-based equity awards Conduct annual compensation review and compensation-related risk assessment ✓ ✓ No dividends or dividend equivalents on unvested equity awards Significant portion of compensation “at-risk” ✓ ✓ • • • • •Strong link between pay and performance, with consistent, understandable Clawback policy for incentive compensation ✓ ✓ performance measures Policies against short sales, hedging and pledging of stock ✓ Emphasis on long-term incentives with three-year performance periods ✓ No repricing of stock options ✓ NEOs are subject to stock ownership guidelines ✓ Limited perquisites and retirement benefits ✓ Double-trigger change-in-control agreements ✓ The Compensation Committee engages an independent compensation ✓ No excise tax gross-ups consultant ✓ Grant performance-based equity awards Conduct annual compensation review and compensation-related risk assessment ✓ ✓ No dividends or dividend equivalents on unvested equity awards Significant portion of compensation “at-risk” ✓ ✓ • • • • •

15 ©2018 Acxiom Company Confidential15 ©2018 Acxiom Company Confidential

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This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as may, will, should, expects, plans, anticipates, could, intends, target, projects, contemplates, believes, estimates, predicts, potential or continue or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof. We undertake no obligation to update the information contained in this document or any other forward-looking statement.This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as may, will, should, expects, plans, anticipates, could, intends, target, projects, contemplates, believes, estimates, predicts, potential or continue or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof. We undertake no obligation to update the information contained in this document or any other forward-looking statement.

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov). The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on August 24, 2018. This document is available free of charge as described in the preceding paragraph.Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov). The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on August 24, 2018. This document is available free of charge as described in the preceding paragraph.